Exhibit 99.1

Web.com Reports Third Quarter 2014 Financial Results

•	3.3 million subscribers with 34,000 net additions and 11,000 acquired through Scoot

•	Operating cash flow year-over-year growth of 12%

JACKSONVILLE, Fla. - November 5, 2014 - Web.com Group, Inc. (NASDAQ: WWWW), a leading provider of Internet services and online marketing solutions for small businesses, today announced results for the third quarter ended September 30, 2014.

“During the third quarter, we delivered the financial performance we were targeting, meeting our revenue growth expectations and exceeding our EPS goal. The recent refinancing of our debt credit facility drove reduced interest expense in the third quarter and will benefit future quarters. From an operational perspective, customer retention levels remained stable and we added 34,000 net organic subscribers,” said David L. Brown, chairman, chief executive officer and president of Web.com.

Brown added, “We believe there is a substantial market opportunity in offering differentiated solutions to small businesses in the U.S. and globally. We continue to expand these solutions and extend the reach of our marketing channels. While we are addressing certain short-term challenges, our longer-term outlook remains intact for driving meaningful revenue, profitability and free cash flow growth. We are committed to continuous improvement and growth in order to create significant shareholder value.”

Summary of Third Quarter 2014 Financial Results:

•
Total revenue, calculated in accordance with U.S. generally accepted accounting principles (GAAP), was $137.4 million for the third quarter of 2014, compared to $125.2 million for the third quarter of 2013. Non-GAAP revenue was $143.8 million for the third quarter of 2014, up 7% on a year-over-year basis, within the Company's guidance range of $143.0 million to $144.5 million.

•
GAAP operating income was $9.3 million for the third quarter of 2014, compared to $4.5 million for the third quarter of 2013. Non-GAAP operating income was $38.1 million for the third quarter of 2014, representing a 27% non-GAAP operating margin, compared to $35.7 million for the third quarter of 2013, representing a 27% non-GAAP operating margin.

•
GAAP net loss was $3.4 million, or $0.07 per diluted share, for the third quarter of 2014. GAAP net loss was $6.0 million, or $0.12 per diluted share, for the third quarter of 2013. Non-GAAP net income was $33.9 million for the third quarter of 2014, or $0.63 per diluted share, both up 15% on a year-over-year basis and exceeding the high end of the Company's guidance of $32.7 million to $33.7 million, or $0.60 to $0.62 per diluted share. The Company had non-GAAP net income of $29.3 million, or $0.55 per diluted share, for the third quarter of 2013.

•	Adjusted EBITDA was $41.8 million for the third quarter of 2014, compared to $38.9 million for the third quarter of 2013, representing a 29% adjusted EBITDA margin during both periods.

•	The Company generated cash from operations of $25.1 million for the third quarter of 2014, compared to $22.5 million of cash flow from operations for the third quarter of 2013.

Third Quarter and Recent Business Highlights:

•
Web.com's total net subscribers were approximately 3,255,000 at the end of the third quarter of 2014, up approximately 45,000 from the end of the second quarter, including approximately 11,000 added through the July 2014 acquisition of Scoot, a leading local online directory company in the United Kingdom.

•
Web.com's average revenue per user (ARPU) was $14.60 for the third quarter of 2014, representing a sequential decrease of $0.29 from $14.89 for the second quarter of 2014 and a year-over-year increase of $0.27 from $14.33 for the third quarter of 2013.

•	Customer churn was approximately 1% for the third quarter of 2014, consistent with recent low levels.

•	Web.com used $5.9 million in cash to reduce debt during the third quarter of 2014.

•	Web.com refinanced its credit facilities to consist of a $200 million secured term loan and $150 million secured revolving line of credit, which mature in 2019.

Conference Call Information
Management will host a conference call today, November 5, 2014, at 5:00 p.m. ET, to discuss Web.com's third quarter financial results and current business outlook. There will be an accompanying slide presentation which will be available on the Investor Relations page of Web.com's website (http://ir.web.com), along with a live webcast and replay of the call. To access the call, dial 877-407-3982 (domestic) or 201-493-6780 (international). A replay of this conference call will be available until November 12, 2014, at 877-870-5176 (domestic) or 858-384-5517 (international). The replay conference ID is 13593242.

About Web.com
Web.com Group, Inc. (Nasdaq: WWWW) provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including domains, hosting, website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products and eCommerce solutions. For more information, please visit www.web.com; follow Web.com on Twitter @webdotcom or on Facebook at facebook.com/web.com.

Note to Editors: Web.com is a registered trademark of Web.com Group, Inc.

Use of Non-GAAP Financial Measures
Some of the measures in this press release are non-GAAP financial measures within the meaning of the SEC Regulation G. Web.com believes presenting non-GAAP measures is useful to investors, because it describes the operating performance of the company, excluding some recurring charges that are included in the most directly comparable measures calculated and presented in accordance with GAAP. Web.com's management uses these non-GAAP measures as important indicators of the Company's past performance and in planning and forecasting performance in future periods. The non-GAAP financial information Web.com presents may not be comparable to similarly-titled financial measures used by other companies, and investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included elsewhere in this press release.
Relative to each of the non-GAAP measures Web.com presents, management further sets forth its rationale as follows:

•
Non-GAAP Revenue. Web.com excludes from non-GAAP revenue the impact of the fair value adjustment to amortized deferred revenue because we believe that excluding such measures helps management and investors better understand our revenue trends.

•
Non-GAAP Operating Income and Non-GAAP Operating Margin. Web.com excludes from non-GAAP operating income and non-GAAP operating margin, amortization of intangibles, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, stock-based compensation charges, and gains or losses from asset sales. Management believes that excluding these items assists management and investors in evaluating period-over-period changes in Web.com's operating income without the impact of items that are not a result of the Company's day-to-day business and operations.

•
Non-GAAP Net Income and Non-GAAP Net Income Per Diluted Share. Web.com excludes from non-GAAP net income and non-GAAP net income per diluted share amortization of intangibles, income tax provision, fair value adjustment to deferred revenue and deferred expense, restructuring expenses, corporate development expenses, amortization of debt discounts and fees, stock-based compensation, loss on debt extinguishment, gains or losses from asset sales and includes estimated cash income tax payments, because management believes that adjusting for such measures helps management and investors better understand the Company's operating activities.

•
Adjusted EBITDA. Web.com excludes from adjusted EBITDA depreciation expense, amortization of intangibles, income tax provision, interest expense, interest income, stock-based compensation, fair value adjustments to deferred revenue and deferred expense, gains or losses from asset sales, corporate development expenses and restructuring expenses, because management believes that excluding such items helps investors better understand the Company's operating activities.

In respect of the foregoing, Web.com provides the following supplemental information to provide additional context for the use and consideration of the non-GAAP financial measures used elsewhere in this press release:

•
Stock-based compensation. These expenses consist of expenses for employee stock options and employee awards under Accounting Standards Codification ("ASC") 718-10. While stock-based compensation expense calculated in accordance with ASC 718-10 constitutes an ongoing and recurring expense, such expense is excluded from non-GAAP results because such expense is not used by management to assess the core profitability of the Company's business operations. Web.com further believes these measures are useful to investors in that they allow for greater transparency to certain line items in our financial statements. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of intangibles. Web.com incurs amortization of acquired intangibles under ASC 805-10-65. Acquired intangibles primarily consist of customer relationships, customer lists, non-compete agreements, trade names, and developed technology. Web.com expects to amortize for accounting purposes the fair value of the acquired intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although the intangible assets generate revenue, the Company believes the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Depreciation expense. Web.com records depreciation expense associated with its fixed assets. Although its fixed assets generate revenue for Web.com, the item is excluded because management believes certain non-GAAP financial measures excluding this item provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to

Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Amortization of debt discounts and fees. Web.com incurs amortization expense related to debt discounts and deferred financing fees. The difference between the effective interest expense and the coupon interest expense (i.e. debt discount), as well as, amortized deferred financing fees are excluded because Web.com believes the non-GAAP measures excluding these items provide meaningful supplemental information regarding the Company's operational performance. In addition, when management performs internal comparisons to Web.com's historical operating results and compares the Company's operating results to the Company's competitors, management excludes this item from various non-GAAP measures.

•
Restructuring expense. Web.com has recorded restructuring expenses and excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Income tax expense. Due to the magnitude of Web.com's historical net operating losses and related deferred tax asset, the Company excludes income tax from its non-GAAP measures primarily because it is not indicative of the actual tax to be paid by the Company and therefore is not reflective of ongoing operating results. The Company believes that excluding this item provides meaningful supplemental information regarding the Company's operational performance and facilitates management's internal comparisons to the Company's historical operating results and comparisons to the Company's competitors' operating results. The Company includes the estimated tax that the Company expects to pay for operations during the periods presented.

•
Fair value adjustment to deferred revenue and deferred expense. Web.com has recorded a fair value adjustment to acquired deferred revenue and deferred expense in accordance with ASC 805-10-65. Web.com excludes the impact of these adjustments from its non-GAAP measures, because doing so results in non-GAAP revenue and non-GAAP net income which are reflective of ongoing operating results and more comparable to historical operating results, since the majority of the Company's revenue is recurring subscription revenue. Excluding the fair value adjustment to deferred revenue and deferred expense therefore facilitates management's internal comparisons to Web.com's historical operating results.

•
Corporate development expenses. Web.com incurred expenses relating to the acquisitions and successful integration of acquisitions. Web.com excludes the impact of these expenses from its non-GAAP measures, because such expense is not used by management to assess the core profitability of the Company's business operations.

•
Gains or losses from asset sales and certain other transactions. Web.com excludes the impact of asset sales and certain other transactions including debt extinguishments and the sale of equity method investments from its non-GAAP measures because the impact of these items is not considered part of the Company's ongoing operations.

Forward-Looking Statements
This press release includes certain "forward-looking statements" including, without limitation, statements regarding the size of the market opportunity in offerings to small businesses, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts. These statements are sometimes identified by words such as “believe,” “opportunities,” or words of similar meaning. As a result of the ultimate outcome of such risks and uncertainties, Web.com's actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com's current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com's business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com's Annual Report on Form 10-K for the year ended December 31, 2013, and Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

Contacts
Investors:

Jenny Kobin
904-680-6909
jkobin@web.com

Media:
John Herbkersman
904-251-6297
jherbkersman@web.com

Source: Web.com

Web.com Group, Inc.
Consolidated Statements of Comprehensive Income (Loss)
(in thousands, except for per share data)
(unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013

Revenue	$137,407	$125,197	$409,426	$361,191
Cost of Revenue	47,925	42,692	143,111	128,211

Gross profit	89,482	82,505	266,315	232,980

Operating expenses:
Sales and marketing	37,454	36,386	111,697	104,846
Technology and development	7,161	8,184	22,050	24,804
General and administrative	15,257	13,139	44,029	38,803
Restructuring benefit	—	—	—	(32)
Depreciation and amortization	20,349	20,339	59,381	60,680
Total operating expenses	80,221	78,048	237,157	229,101
Income from operations	9,261	4,457	29,158	3,879

Interest expense, net	(6,592)	(8,137)	(21,384)	(26,355)
Gain on sale of equity method investment	—	—	—	385
Loss from debt extinguishment	(1,838)	(1,138)	(1,838)	(20,663)
Net income (loss) before income taxes	831	(4,818)	5,936	(42,754)
Income tax expense	(4,250)	(1,170)	(9,658)	(19,481)
Net loss	$(3,419)	$(5,988)	$(3,722)	$(62,235)

Other comprehensive (loss) income:
Foreign currency translation adjustments	(755)	—	(755)	—
Unrealized (loss) gain on investments, net of tax	(10)	8	(8)	13
Total comprehensive loss	$(4,184)	$(5,980)	$(4,485)	$(62,222)

Basic earnings per share:
Net loss per common share	$(0.07)	$(0.12)	$(0.07)	$(1.28)
Diluted earnings per share:
Net loss per common share	$(0.07)	$(0.12)	$(0.07)	$(1.28)

Web.com Group, Inc.
Consolidated Balance Sheets
(in thousands, except share amounts)

	September 30, 2014	December 31, 2013
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$15,900	$13,806
Accounts receivable, net of allowance of $2,220 and $1,545, respectively	20,597	17,062
Prepaid expenses	10,445	7,348
Deferred expenses	68,719	62,073
Deferred taxes	25,409	35,318
Other current assets	7,079	2,837
Total current assets	148,149	138,444

Property and equipment, net	44,826	42,090
Deferred expenses	52,468	57,235
Goodwill	640,337	627,845
Intangible assets, net	369,239	401,921
Other assets	4,902	10,224
Total assets	$1,259,921	$1,277,759

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$8,144	$10,351
Accrued expenses	12,854	14,449
Accrued compensation and benefits	8,824	13,423
Deferred revenue	219,075	208,856
Current portion of debt	4,955	6,586
Other liabilities	5,348	3,651
Total current liabilities	259,200	257,316

Deferred revenue	186,340	186,539
Long-term debt	515,878	556,506
Deferred tax liabilities	101,946	102,421
Other long-term liabilities	6,967	4,932
Total liabilities	1,070,331	1,107,714
Stockholders' equity:
Common stock, $0.001 par value per share: 150,000,000 shares authorized, 52,512,183 and 51,193,230 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	53	51
Additional paid-in capital	552,129	528,101
Accumulated other comprehensive (loss) income	(743)	20
Accumulated deficit	(361,849)	(358,127)
Total stockholders' equity	189,590	170,045
Total liabilities and stockholders' equity	$1,259,921	$1,277,759

Web.com Group, Inc.
Reconciliations of GAAP to Non-GAAP Results
(in thousands, except for per share data)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Reconciliation of GAAP revenue to non-GAAP revenue
GAAP revenue	$137,407	$125,197	$409,426	$361,191
Fair value adjustment to deferred revenue	6,425	9,590	20,308	33,079
Non-GAAP revenue	$143,832	$134,787	$429,734	$394,270

Reconciliation of GAAP net loss to non-GAAP net income
GAAP net loss	$(3,419)	$(5,988)	$(3,722)	$(62,235)
Amortization of intangibles	16,653	17,209	49,157	51,715
Loss on sale of assets	—	55	—	135
Stock based compensation	5,085	4,056	14,527	14,325
Income tax expense	4,250	1,170	9,658	19,480
Restructuring benefit	—	—	—	(32)
Corporate development	459	—	499	—
Amortization of debt discounts and fees	2,678	1,623	8,186	2,646
Cash income tax (benefit) expense	(345)	122	(744)	(357)
Fair value adjustment to deferred revenue	6,425	9,590	20,308	33,079
Fair value adjustment to deferred expense	242	367	812	1,228
Loss on debt extinguishment	1,838	1,138	1,838	20,663
Gain on sale of equity method investment	—	—	—	(385)
Non-GAAP net income	$33,866	$29,342	$100,519	$80,262

Reconciliation of GAAP basic net loss per share to non-GAAP basic net income per share
Basic GAAP net loss	$(0.07)	$(0.12)	$(0.07)	$(1.28)
Amortization of intangibles	0.33	0.36	0.96	1.07
Loss on sale of assets	—	—	—	—
Stock based compensation	0.10	0.08	0.29	0.29
Income tax expense	0.08	0.02	0.19	0.40
Restructuring benefit	—	—	—	—
Corporate development	0.01	—	0.01	—
Amortization of debt discounts and fees	0.05	0.03	0.15	0.05
Cash income tax (benefit) expense	(0.01)	—	(0.01)	(0.01)
Fair value adjustment to deferred revenue	0.13	0.20	0.40	0.68
Fair value adjustment to deferred expense	—	0.01	0.02	0.03
Loss on debt extinguishment	0.04	0.02	0.04	0.42
Gain on sale of equity method investment	—	—	—	—
Basic Non-GAAP net income per share	$0.66	$0.60	$1.98	$1.65

Reconciliation of GAAP diluted net loss per share to non-GAAP diluted net income per share	Three months ended September 30,		Nine months ended September 30,
Diluted shares:	2014	2013	2014	2013
Basic weighted average common shares	51,234	49,243	50,794	48,670
Diluted stock options	2,166	3,502	3,049	2,843
Diluted restricted stock	381	810	583	763
Total diluted weighted average common shares	53,781	53,555	54,426	52,276

Diluted GAAP net loss per share	$(0.07)	$(0.12)	$(0.07)	$(1.28)
Diluted equity	0.01	0.01	—	0.09
Amortization of intangibles	0.31	0.32	0.91	1.01
Loss on sale of assets	—	—	—	—
Stock based compensation	0.10	0.08	0.27	0.27
Income tax expense	0.08	0.02	0.18	0.37
Restructuring benefit	—	—	—	—
Corporate development	0.01	—	0.01	—
Amortization of debt discounts and fees	0.05	0.03	0.15	0.05
Cash income tax (benefit) expense	(0.01)	—	(0.01)	(0.01)
Fair value adjustment to deferred revenue	0.12	0.18	0.37	0.63
Fair value adjustment to deferred expense	—	0.01	0.01	0.02
Loss on debt extinguishment	0.03	0.02	0.03	0.40
Gain on sale of equity method investment	—	—	—	(0.01)
Diluted Non-GAAP net income per share	$0.63	$0.55	$1.85	$1.54

Reconciliation of GAAP operating income to non-GAAP operating income
GAAP operating income	$9,261	$4,457	$29,158	$3,879
Amortization of intangibles	16,653	17,209	49,157	51,715
Loss on sale of assets	—	55	—	135
Stock based compensation	5,085	4,056	14,527	14,325
Restructuring benefit	—	—	—	(32)
Corporate development	459	—	499	—
Fair value adjustment to deferred revenue	6,425	9,590	20,308	33,079
Fair value adjustment to deferred expense	242	367	812	1,228
Non-GAAP operating income	$38,125	$35,734	$114,461	$104,329

Reconciliation of GAAP operating margin to non-GAAP operating margin
GAAP operating margin	7%	4%	7%	1%
Amortization of intangibles	11	12	12	12
Loss on sale of assets	—	—	—	—
Stock based compensation	4	3	3	4
Restructuring benefit	—	—	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	5	8	5	9
Fair value adjustment to deferred expense	—	—	—	—
Non-GAAP operating margin	27%	27%	27%	26%

Reconciliation of GAAP operating income to adjusted EBITDA	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
GAAP operating income	$9,261	$4,457	$29,158	$3,879
Depreciation and amortization	20,349	20,339	59,381	60,680
Loss on sale of assets	—	55	—	135
Stock based compensation	5,085	4,056	14,527	14,325
Restructuring benefit	—	—	—	(32)
Corporate development	459	—	499	—
Fair value adjustment to deferred revenue	6,425	9,590	20,308	33,079
Fair value adjustment to deferred expense	242	367	812	1,228
Adjusted EBITDA	$41,821	$38,864	$124,685	$113,294

Reconciliation of GAAP operating margin to adjusted EBITDA margin
GAAP operating margin	7%	4%	7%	1%
Depreciation and amortization	14	14	14	15
Loss on sale of assets	—	—	—	—
Stock based compensation	4	3	3	4
Restructuring benefit	—	—	—	—
Corporate development	—	—	—	—
Fair value adjustment to deferred revenue	4	8	5	9
Fair value adjustment to deferred expense	—	—	—	—
Adjusted EBITDA margin	29%	29%	29%	29%

Revenue
Subscription	$135,125	$122,507	$402,954	$353,474
Professional services and other	2,282	2,690	6,472	7,717
Total	$137,407	$125,197	$409,426	$361,191

Stock based compensation
Cost of revenue	$523	$435	$1,545	$1,400
Sales and marketing	1,246	961	3,648	3,414
Technology and development	815	664	2,360	2,140
General and administrative	2,501	1,996	6,974	7,371
Total	$5,085	$4,056	$14,527	$14,325

Web.com Group, Inc.
Consolidated Statements of Cash Flows
(in thousands)
(unaudited)
	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Cash flows from operating activities
Net loss	$(3,419)	$(5,988)	$(3,722)	$(62,235)
Adjustments to reconcile net loss to net cash provided by operating activities:
Gain on sale of equity method investment	—	—	—	(385)
Loss from debt extinguishment	1,249	1,138	1,249	13,424
Depreciation and amortization	20,349	20,339	59,381	60,680
Stock based compensation	5,085	4,056	14,527	14,325
Deferred income taxes	3,886	1,277	8,860	19,062
Amortization of debt issuance costs and other	2,667	1,688	8,175	2,784
Changes in operating assets and liabilities:
Accounts receivable, net	(576)	(179)	(2,814)	(2,136)
Prepaid expenses and other assets	(1,655)	(3,251)	(2,529)	(6,116)
Deferred expenses	1,367	25	(1,859)	1,782
Accounts payable	1,096	(2,089)	(4,095)	2,145
Accrued expenses and other liabilities	(2,888)	604	60	3,480
Accrued compensation and benefits	(186)	1,213	(4,811)	(6,155)
Accrued restructuring costs and other reserves	—	—	(1,139)	(1,233)
Deferred revenue	(1,868)	3,623	9,573	27,475
Net cash provided by operating activities	25,107	22,456	80,856	66,897

Cash flows from investing activities
Business acquisitions, net of cash acquired	(11,851)	—	(19,288)	—
Proceeds from sale of equity method investment	—	—	—	385
Capital expenditures	(4,557)	(3,366)	(12,784)	(11,586)
Other	—	—	—	(50)
Net cash used in investing activities	(16,408)	(3,366)	(32,072)	(11,251)

Cash flows from financing activities
Stock issuance costs	(38)	(16)	(76)	(30)
Common stock repurchased	(224)	(320)	(5,191)	(5,986)
Payments of long-term debt	(301,078)	(281,000)	(351,078)	(982,076)
Proceeds from exercise of stock options	2,387	4,023	9,110	9,858
Proceeds from borrowings on long-term debt	192,020	252,281	192,020	920,631
Proceeds from borrowings on revolving credit facility	103,208	—	112,208	—
Debt issuance costs	(3,672)	(497)	(3,672)	(2,864)
Net cash used in financing activities	(7,397)	(25,529)	(46,679)	(60,467)

Effect of exchange rate changes on cash	(11)	—	(11)	—
Net increase (decrease) in cash and cash equivalents	1,291	(6,439)	2,094	(4,821)
Cash and cash equivalents, beginning of period	14,609	16,799	13,806	15,181
Cash and cash equivalents, end of period	$15,900	$10,360	$15,900	$10,360

Supplemental cash flow information
Interest paid	$5,742	$6,775	$15,286	$30,415
Income tax paid	$269	$184	$820	$374